UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number  811-22874
THL CREDIT SENIOR LOAN FUND

(Exact name of registrant as specified in charter)
100 Wall St., 11th Floor
New York, NY 10005

(Address of principal executive offices) (Zip code)
Stephanie Trell
100 Wall St., 11th Floor
New York, NY 10005

(Name and address of agent for service)
Copies of Communications to:
Stephen H. Bier
Allison M. Fumai
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Registrant’s telephone number, including area code: (212) 701-4500
Date of fiscal year end: December 31
Date of reporting period: June 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Semi-Annual Report
June 30, 2014

THL Credit
Senior Loan Fund
(NYSE: TSLF)

FourWood Capital Partners, L.L.C.
Insight. Integrity. Commitment.

THL Credit

1-855-400-3927
www.fwcapitaladvisors.com/tslf

THL Credit Senior Loan Fund
Manager Commentary (unaudited)
 June 30, 2014

Fellow Shareholders:
On behalf of the management teams at both Four Wood Capital Advisors LLC and THL Credit Advisors LLC, we are pleased to share with you the performance highlights for THL Credit Senior Loan Fund (the “Fund”) for the first half of 2014, along with a review of the loan market over the same period.
First Half 2014 Loan Market in Review
The U.S. Leveraged Loan Market demonstrated strong performance in the first half of 2014 with a return of 2.77% for the six month period,1 as measured by the Credit Suisse Leveraged Loan Index (the “Index”). The majority of the return was generated by interest income, as loan prices were relatively stable over the period, driven largely by Collateralized Loan Obligation (“CLO”) demand. The average price of the Index began the year at 98.54% and remained below par at 99.08%2 at the end of the first half with reasonable supply meeting fairly strong demand.
Year-to-date Bank Loan price outperformance is coming from distressed, second-lien and new issue opportunities. Single B and BB-rated loan prices stabilized over the first half of the year. CCC/Split CCC Bank Loan prices rose, from 87.42% to 98.09%.2 We believe the price increase in the Index sector was driven primarily by Energy Future Holdings (“EFH”, also known as “TXU”) being removed from this category upon its default, bringing the average price up. The Fund has never owned EFH. Second-lien bank loans were the standout performer in the first half of the year in the Index, returning 4.98%.2 These bank loans remain highly sought after by CLOs in the current low yield environment, especially with more recent CLOs focusing their non-first lien exposure on second liens as opposed to high yield bonds.
Total loan issuance in the first half of 2014 was $322 billion, with a slight decrease from $169 billion in the first quarter to $153 billion in the second quarter.3 Refinancing activity, which accounted for over half of the first quarter’s total volume, dwindled to just 5% of total volume in the second quarter, or $7.3 billion.3 Overall, refinancing activity for the first half of the year was down 49.2% compared to the same period in 2013.4 With a smaller amount of near-term bank loan maturities, as well as a stable market environment, yields have remained near 2013 levels. This made it difficult for issuers to lower their debt costs via refinancing.
Demand for retail bank loan mutual funds and CLOs came in at $61.5 billion.3 The streak of 93 weeks of inflows into retail bank loan funds ended during the second quarter, as moderate outflows were seen throughout all three months, totaling approximately $8.0 billion.3 Despite outflows from the retail market, CLO issuance remained strong, totaling $60.6 billion3 for the six month period, with second quarter issuance of $37.9 billion3 being the largest quarter of CLO issuance on record. This helped support Bank Loan prices as well as clear the new issue supply.
The 12-month rolling default rate (for the S&P LSTA Leveraged Loan Index) as of June 30, 2014 was 4.41%,5 reflecting the default of EFH on $19.5 billion in outstanding debt – the largest bank loan default in history. This event has led the market to view two default rates simultaneously, with and without the default of EFH. Since the default by EFH had been widely anticipated by the market and factored into the loan’s price over the past year, the bank loan market was generally not impacted by this event. Excluding the default of EFH, the 12-month rolling default rate would be at 1.08%5.
THL Credit Senior Loan Fund Performance
We are pleased to share with you the continued performance that the Fund has delivered to shareholders through June 30th, 2014. Having commenced operations on September 20, 2013 and having completed just over nine months of operations, we are pleased with the results. Following its initial public offering (“IPO”) in September 2013, the Fund was able to rapidly deploy its IPO proceeds along with proceeds from its credit facility to generate both net investment income and short term capital gains, enabling the Fund to deliver a monthly distribution of $0.119 per share. This distribution rate was maintained throughout the first half of 2014 and into the third quarter of 2014. The Fund’s current distribution rate and year-to-date net asset
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)
 June 30, 2014

value (“NAV”) gains continue to be among the highest relative to those of its comparable peers in the senior bank loan category6, and in doing so, maintains the lowest leverage levels in the peer group. This performance comes as a result of our portfolio management team’s disciplined credit research and loan selection process as well as their active management of the portfolio which has elicited incremental returns through harvested capital gains. These figures are noted for your reference in this semi-annual report.
As of June 30, 2014, the Fund has accumulated total investments recorded at fair value of approximately $193.3 million, or 133.0% of net assets. NAV per share increased from $19.42 at December 31, 2013 to $19.58 at June 30, 2014. The Fund’s leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) at year-end was 19.87% and averaged 22.0% over the six month period. In order to take advantage of new opportunities to acquire new assets as they arise, the Fund may seek to increase its use of leverage over the next several months.
Throughout the first half of 2014, and particularly in the second quarter of 2014, we continued to see attractive opportunities in the new-issue Bank Loan market, leading to decreased Fund allocations in fixed rate bonds in favor of higher exposure to Bank Loans. At June 30, 2014, the Fund held 87.7% of its Managed Assets in fully collateralized first-lien loans, up from 80.0% at December 31, 2013, and an additional 13.9% in second-lien loans, up slightly from 12.5% at year end. The Fund’s allocation to fixed rate bonds was reduced from 6.6% at year end to 0.27% at June 30, 2014. The Fund held 117 Bank Loans and corporate bonds across 28 industries. The top 5 industry positions represented approximately 41% of the Fund’s total holdings, while the top 10 individual positions represented approximately 19% of the Fund’s total holdings.
The Fund outperformed the Index, on both a market price per share and NAV per share basis, for the six month period ended June 30, 2014. Over the period, the Fund had returns of 3.50% on a market price basis and 4.57% on a NAV basis, while the Index returned 2.77%1. Since its inception on September 20, 2013 through June 30, 2014, the Fund had returns of -3.74% on a market price basis and 7.85% on a NAV basis, with the Index returning 4.41%1 over the same period. Since inception through June 30, 2014, the Fund has traded at an average discount to NAV of −4.0%.
On behalf of the management team and the Board of Trustees, I thank you for your continued commitment in your investments with the Fund. Please do not hesitate to contact us directly with any questions at 855-400-FWCP (3927) or via email at info@fourwoodcapital.com. Additional information on our funds and strategic partners may also be found at www.fourwoodcapital.com.
Most Sincerely,
Steven A. Baffico
President – THL Credit Senior Loan Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC

The views expressed reflect the opinion of Four Wood Capital Advisors LLC (“FWCA”) and THL Credit Advisors LLC (“THL Credit”) as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA and THL Credit are not obligated to publicly update or revise any of the views expressed herein.
2   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)
 June 30, 2014

1
  Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.
2
  Credit Suisse Leveraged Loan Index average price as of 12/31/2013 and 6/30/2014. Returns calculated based on average price at these dates.
3
  S&P Capital IQ LCD as of 6/30/2014 and 3/31/2014.
4
  S&P Capital IQ LCD as of 6/30/2014 and 6/30/2013.
5
  S&P LSTA Leveraged Loan Index 12-month rolling default rate as of 6/30/2014.
6
  Comparable peers defined as all closed end funds included in the Morningstar Category of Bank Loan, excluding funds that invest in fixed rate securities instead of floating rate securities and funds whose primary objective invests less than 70% of their Managed Assets in senior loans.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   3

THL Credit Senior Loan Fund
Performance & Statistics (unaudited)
 June 30, 2014

TSLF’s Portfolio Composition(1)

TSLF’s S&P Rating(2)

Portfolio Characteristics(3)

Weighted Average Loan Spread(4)	5.35%
Weighted Average Days to Reset	51
Weighted Average Bond Coupon Rate	9.50%
Weighted Average Bond Duration (years)	4.03
Average Position Size	$1,578,783
Number of Positions	117

(1)
  As a percentage of fair value of total investment held.
(2)
  As a percentage of fair value of investments, excluding short term investments.
(3)
  Excluding short term investments.
(4)
  Exclusive of LIBOR floors.
(5)
  Operations commenced on September 20, 2013.
(6)
  Reflects adjustments in accordance with accounting principle, generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on June 30, 2014.
(7)
  Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.
(8)
  Industry classifications are based upon Moody’s Industry Classifications.
The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Industry classifications are based upon Moody’s Industry Classifications. Information shown is as of June 30, 2014. Current information may differ from that shown.

TSLF Total Return

	1 Month	6 Month	Since Inception(5)
THL Credit Senior Loan Fund
NAV(6)	0.76%	4.57%	7.85%
Market Price	0.70%	3.50%	(3.74%)
CS Leveraged Loan Index(7)	0.60%	2.77%	4.41%

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)

Fairpoint Communications, Inc., Term Loan - First Lien	2.79%
Mood Media Corporation, Term Loan - First Lien	2.59%
Cenage Learning Acquisitions, Inc., Term Loan - First Lien	2.09%
Harland Clarke Hldgs., Tranche B-3 Term Loan - First Lien	2.06%
Radio One, Inc., Term Loan - First Lien	1.87%
Merrill Communications LLC, Term Loan - First Lien	1.76%
Tech Finance, US Term Loan - First Lien	1.63%
Roundy’s Supermarkets, Inc., Term Loan - First Lien	1.56%
Checkout Holding Corp., Term Loan B - First Lien	1.56%
American Commercial Lines (Commercial Barge), Initial Term Loan - First Lien	1.55%
Total Top 10 Holdings	19.46%

Top 5 Industry Holdings(1)(8)

Business & Consumer Services	16.34%
Media: Advertising, Printing & Publishing	6.74%
Media: Diversified and Services	6.62%
Telecommunications	6.40%
Technology: Services	5.31%
Total Top 5 Industry Holdings	41.41%

4   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund Schedule of Investments (unaudited)	June 30, 2014
Investments	Principal	Value
SENIOR LOANS(a) – 126.8% (95.3% of Total Investments)
Aerospace & Defense – 2.4%
AM General LLC., Term B Facility − First Lien, 10.250%, 03/22/18	$2,723,077	$2,542,673
Pelican Products, Inc., Term Loan − Second Lien, 9.250%, 04/09/20(b)	1,000,000	1,015,000
Total Aerospace & Defense		3,557,673
Automotive – 2.4%
Chrysler Group LLC, Tranche B Term Loan − First Lien, 3.500%, 05/24/17	748,077	751,642
Neenah Enterprises (Neenah Foundry), Term Loan − First Lien, 6.750%, 04/26/17	2,732,586	2,728,036
Total Automotive		3,479,678
Banking, Finance, Insurance & Real Estate – 3.0%
Armor Holdco, Inc. (American Stock Transfer), Term Loan − First Lien, 5.750%, 06/26/20	485,705	486,919
Assured Partners Capital, Inc., Term Loan − First Lien, 4.500%, 03/19/21	1,000,000	1,003,595
GENEX Services, Inc., Term Loan B − First Lien, 5.250%, 05/28/21(c)	1,000,000	1,008,125
GENEX Services, Inc., Initial Term Loan − Second Lien, 8.750%, 05/30/22(b)	750,000	757,969
RJO Holdings Corp., Term Loan − First Lien, 6.900%, 12/10/15(b)	1,166,568	1,102,407
Total Banking, Finance, Insurance & Real Estate		4,359,015
Beverage, Food & Tobacco – 1.9%
Arctic Glacier U.S.A., Inc., 2014 Term B Loan − First Lien, 5.000%, 05/10/19(b)	2,487,482	2,475,045
Candy Intermediate Holdings, Inc. (Ferrara Candy Co.), Initial Term Loan − First Lien, 7.500%, 06/18/18	248,731	246,140
Total Beverage, Food & Tobacco		2,721,185
Business & Consumer Services – 21.7%
Affinion Group Holdings, Inc., Tranche B Term Loan − First Lien, 6.750%, 04/30/18	723,681	728,052
Arsloane Acquisition, LLC (Pitney Bowes), Tranche B Term Loan − First Lien, 7.500%, 10/01/19(b)	992,500	1,003,666
Brickman Group Holdings, Inc., Initial Term Loan − First Lien, 4.000%, 12/18/20(c)	1,748,750	1,734,244
Centerplate, Inc. (KPLT), Term Loan A − First Lien, 4.750%, 11/26/19	997,500	1,002,797
CT Technologies Intermediate Holdings, Inc. (HealthPort), Initial Term Loan − Second Lien, 9.250%, 10/04/20(b)	500,000	505,625
Energy Solutions, LLC (Envirocare of Utah), Term Advance − First Lien, 6.75%, 05/29/20	2,250,000	2,279,059
Extreme Reach Inc., Initial Term Loan − First Lien, 6.750%, 02/07/20	1,695,750	1,719,067
Fitness International, LLC (LA Fitness), Term Loan B − First Lien, 5.000%, 06/10/20(c)	1,000,000	997,815
Inmar, Inc., Initial Term Loan − First Lien, 4.250%, 01/27/21	2,000,000	1,982,500
Interactive Data Corporation, Term Loan − First Lien, 4.750%, 05/03/21	1,000,000	1,010,005
LTCG Holdings Corp. (Long Term Care Group), Initial Term Loan − First Lien, 6.000%, 06/09/20(b)	500,000	506,250
Merrill Communications LLC, Term Loan − First Lien, 5.750%, 03/08/18(b)	3,330,882	3,393,336

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   5

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2014
Investments	Principal	Value
Business & Consumer Services – 21.7% (continued)
Millennium Laboratories, LLC, Tranche B Term Loan − First Lien, 5.250%, 04/16/21	$2,000,000	$2,023,340
Mitchell International, Inc., Initial Term Loan − First Lien, 4.500%, 10/13/20	995,000	1,000,801
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan − Second Lien, 10.000%, 11/26/21(b)	500,000	505,000
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan − Second Lien, 9.750%, 07/01/20(b)	2,000,000	2,046,250
Renaissance Learning, Inc., Initial Term Loan − First Lien, 4.500%, 04/09/21	2,000,000	2,002,500
Renaissance Learning, Inc., Initial Term Loan − Second Lien, 8.000%, 04/11/22	1,000,000	999,375
SNL Financial LC, Term Loan − First Lien, 4.500%, 10/23/18(b)	420,595	422,567
SunGard Availability Services Capital, Inc., Tranche B Term Loan − First Lien, 6.000%, 03/31/19(b)	1,995,000	1,985,653
TCH-2 Holdings LLC (TravelClick), Term Loan − First Lien, 5.500%, 05/12/21(b)	2,000,000	2,002,500
TCH-2 Holdings LLC (TravelClick), Initial Term Loan − Second Lien, 8.750%, 11/08/21(b)	1,750,000	1,732,500
Total Business & Consumer Services		31,582,902
Capital Goods – 0.7%
Crosby US Acquisition Corp., Initial Term Loan − First Lien, 4.000%, 11/23/20	995,000	995,622
Chemicals, Plastics & Rubber – 1.0%
PeroxyChem LLC, Initial Term Loan − First Lien, 7.500%, 02/28/20(b)	1,496,250	1,511,213
Construction & Engineering – 2.0%
FR Utility Services LLC (Utility Services), Initial Term Loan − First Lien, 6.750%, 10/18/19(b)	497,500	503,097
Power Buyer, LLC (Powerteam Services), Initial Term Loan − Second Lien, 8.250%, 11/06/20(b)	2,500,000	2,450,000
Total Construction & Engineering		2,953,097
Consumer Products: Durables – 4.4%
FGI Operating Company, LLC (Freedom Group), Term B Loan − First Lien, 5.500%, 04/19/19(b)	992,436	1,002,366
Hillman Companies, Inc., Term Loan − First Lien, 4.500%, 06/30/21(c)	1,500,000	1,508,438
Paladin Brands Holding, Inc., Initial Loan − First Lien, 6.750%, 08/16/19(b)	1,926,948	1,953,444
Visant Corp., Tranche B Term Loan − First Lien, 5.250%, 12/22/16	2,000,000	1,994,500
Total Consumer Products: Durables		6,458,748

See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2014
Investments	Principal	Value
Consumer Products: Non Durables – 5.2%
Calceus Acquisition, Inc. (Cole Haan), Term B-1 Loan − First Lien, 5.000%, 02/01/20	$1,985,000	$1,976,732
Insight Pharmaceuticals, Term Loan − First Lien, 6.250%, 08/25/16(b)	2,904,831	2,910,277
Topps Company, Inc., Term Loan − First Lien, 7.250%, 09/27/20(b)	1,990,000	1,970,100
Vince Intermediate Holding, LLC, Initial Term Loan − First Lien, 6.000%, 11/27/19(b)	685,714	695,143
Total Consumer Products: Non Durables		7,552,252
Energy, Oil & Gas – 2.7%
HGIM Corp. (Harvey Gulf), Term Loan B − First Lien, 5.500%, 06/18/20	2,982,487	2,970,065
ProPetro Services, Inc., Term Advance − First Lien, 7.250%, 09/30/19(b)	962,500	974,531
Total Energy, Oil & Gas		3,944,596
Healthcare & Pharmaceuticals – 4.2%
Alvogen Pharma US Inc., Term Loan − First Lien, 7.000%, 05/23/18(b)	2,761,969	2,820,661
Bioscrip, Inc., Del Draw Term Loan − First Lien, 7.250%, 07/31/20(b)	626,504	634,727
Bioscrip, Inc., Initial Term Loan − First Lien, 7.250%, 07/31/20(b)	1,044,174	1,057,879
Ikaria, Inc., Initial Term Loan − First Lien, 5.000%, 02/12/21	1,000,000	1,008,000
Ikaria, Inc., Initial Term Loan − Second Lien, 8.750%, 02/14/22	500,000	509,845
Total Healthcare & Pharmaceuticals		6,031,112
Hotel, Gaming & Leisure – 4.3%
ALG USA Holdings, LLC (Apple Leisure Group), Term Loan B-1 − First Lien, 7.000%, 02/28/19(b)	822,217	826,328
ALG USA Holdings, LLC (Apple Leisure Group), Term Loan B-2 − First Lien, 7.000%, 02/28/19(b)	1,089,916	1,095,365
Caesars Entertainment Operating Company, Inc., Term Loan B-4 − First Lien, 9.500%, 10/31/16	989,637	995,699
Caesars Entertainment Operating Company, Inc., Term Loan B-7 − First Lien, 9.750%, 03/01/17	375,000	370,590
Caesars Entertainment Resort Properties, LLC, Term B Loans − First Lien, 7.000%, 10/12/20	995,000	1,002,776
Caesars Growth Properties Holdings, LLC, Term Loan − First Lien, 6.250%, 05/07/21	1,000,000	1,001,980
Marina District Finance (Borgata), Term Loan B − First Lien, 6.750%, 08/15/18	995,000	1,009,144
Total Hotel, Gaming & Leisure		6,301,882
Manufacturing – 4.5%
Ameriforge Group Inc., Initial Term Loan − Second Lien, 8.750%, 12/21/20(b)	1,000,000	1,025,000
Brand Energy & Infrastructure Services, Inc., Initial Term Loan − First Lien, 4.750%, 11/26/20	995,000	1,001,219
Gates Global Inc., Initial Term Loan − First Lien, 4.250%, 06/11/21(c)	2,500,000	2,494,925
Phillips-Medisize Corp., Initial Term Loan − First Lien, 4.750%, 05/28/21(c)	1,500,000	1,503,750
Veyance Technologies, Inc., Term Loan − First Lien, 5.250%, 09/08/17	481,621	483,123
Total Manufacturing		6,508,017

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   7

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2014
Investments	Principal	Value
Media: Advertising, Printing & Publishing – 9.0%
Cenage Learning Acquisitions, Inc., Term Loan − First Lien, 7.000%, 03/31/20	$3,990,000	$4,040,512
Checkout Holding Corp., Term Loan B − First Lien, 4.500%, 04/09/21	3,000,000	3,006,870
Harland Clarke Hldgs., Tranche B-3 Term Loans − First Lien, 7.000%, 05/22/18	3,900,000	3,973,145
RentPath, Inc., Term Loan − First Lien, 6.250%, 05/29/20(b)	1,980,000	1,999,800
Total Media: Advertising, Printing & Publishing		13,020,327
Media: Broadcasting & Subscription – 5.9%
ION Media Networks, Inc., Term Loan − First Lien, 5.000%, 12/18/20	995,000	1,003,084
Radio One, Inc., Term Loan − First Lien, 7.500%, 03/31/16	3,524,369	3,608,073
Tribune Company, Initial Term Loan − First Lien, 4.000%, 12/27/20	1,990,000	1,996,836
TWCC Holding Corp., Term Loan − Second Lien, 7.000%, 06/26/20	2,000,000	1,985,940
Total Media: Broadcasting & Subscription		8,593,933
Media: Diversified and Services – 8.8%
Deluxe Entertainment Services Group, Inc., Initial Term Loan − First Lien, 6.500%, 02/28/20	2,981,250	2,981,250
IMG Worldwide, Inc., Term Loan − First Lien, 5.250%, 05/06/21	2,000,000	2,017,500
Learfield Communications, Inc., 2014 Replacement Term Loan − First Lien, 4.500%, 10/09/20(b)(c)	1,745,000	1,762,450
Learfield Communications, Inc., Initial Term Loan − Second Lien, 8.750%, 10/11/21(b)	1,000,000	1,020,625
Mood Media Corporation, Term Loan – First Lien, 7.000%, 05/01/19	4,987,500	5,003,085
Total Media: Diversified and Services		12,784,910
Metals & Mining – 0.4%
TMS International Corp. (Tube City), Term Loan B − First Lien, 4.500%, 10/16/20	497,500	500,923
Restaurants – 3.4%
CEC Entertainment, Inc., Tranche B Term Loan − First Lien, 4.250%, 02/15/21	1,995,000	1,985,025
Steak n Shake Operations, Inc., Term Loan − First Lien, 4.750%, 03/17/21	1,995,000	2,002,481
TGI Friday’s, Inc., Term Loan − Second Lien, 9.250%, 06/20/21(c)	1,000,000	1,003,750
Total Restaurants		4,991,256
Retail – 5.0%
Albertson’s LLC, Term Loan B-2 − First Lien, 4.750%, 03/21/19(c)	1,200,000	1,207,998
Charming Charlie LLC, Initial Term Loan − First Lien, 9.000%, 12/18/19(b)	997,500	1,009,969
CWGS Group, LLC (Camping World), Term Loan B − First Lien, 5.750%, 02/20/20	1,975,000	1,997,229
Roundy’s Supermarkets, Inc., Tranche B Term Loan − First Lien, 5.750%, 03/03/21	3,000,000	3,013,125
Total Retail		7,228,321
Sovereign & Public Finance – 0.9%
St. George’s University Scholastic Services LLC, Term Loan − First Lien, 8.500%, 12/20/17(b)	1,313,908	1,328,690

See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2014
Investments	Principal	Value
Technology: Hardware – 2.9%
Eastman Kodak Company, Term Loan − First Lien, 7.250%, 09/03/19	$992,481	$1,009,850
Tech Finance, US Term Loan − First Lien, 7.250%, 07/11/20	3,112,649	3,155,464
Total Technology: Hardware		4,165,314
Technology: Semiconductor – 0.4%
M/A-COM Technology Solutions Holdings, Inc., Initial Term Loan − First Lien, 4.500%, 05/08/21(b)	637,500	643,078
Technology: Services – 7.1%
Ability Networks Inc., Initial Term Loan − Second Lien, 9.250%, 05/16/22(b)	400,000	402,000
Ascensus, Inc., Initial Term Loan − Second Lien, 9.000%, 12/02/20(b)	500,000	511,250
ConvergeOne Holdings Corporation, Term Loan − First Lien, 6.000%, 06/17/20	1,500,000	1,503,750
First Data Corporation, 2018B New Term Loan − First Lien, 4.155%, 09/24/18	1,500,000	1,503,480
MH Sub I, LLC & Micro (Internet Brands), Delayed Draw Term Loan − First Lien, 5.000%, 09/26/21(c)	196,078	195,996
MH Sub I, LLC & Micro (Internet Brands), Term Loan − First Lien, 5.000%, 06/26/21(c)	1,803,922	1,803,164
Micro Holding, L.P. (Internet Brands), Initial Term Loan − First Lien, 6.250%, 03/18/19	1,492,443	1,493,839
Presidio, Inc., Term Loan − First Lien, 5.000%, 03/31/17	2,830,031	2,848,158
Total Technology: Services		10,261,637
Technology: Software – 7.1%
Attachmate Corporation, Term Loan − Second Lien, 11.000%, 11/22/18	1,000,000	1,015,000
Deltek, Inc., Term Loan − Second Lien, 10.000%, 10/10/19	2,650,000	2,711,281
Hyland Software, Inc., Term Loan − First Lien, 4.750%, 02/19/21	997,500	1,004,991
Lanyon Solutions, Inc., Term Loan − First Lien, 5.500%, 11/13/20(b)	1,994,989	1,988,765
RP Crown Parent, LLC (Red Prairie), Term Loan B − First Lien, 6.000%, 12/21/18	1,488,750	1,491,541
RP Crown Parent, LLC (Red Prairie), Term Loan − Second Lien, 11.250%, 12/21/19	2,000,000	2,022,500
Total Technology: Software		10,234,078
Telecommunications – 8.5%
4L Technologies Inc. (Clover Technologies), Initial Term Loan − First Lien, 5.500%, 05/08/20	1,000,000	1,001,965
Alcatel-Lucent USA Inc., US Term Loan − First Lien, 4.500%, 01/30/19	1,989,899	1,994,098
Avaya, Inc., Term Loan B-6 − First Lien, 6.500%, 03/31/18	2,000,000	2,005,000
Fairpoint Communications, Inc., Term Loan − First Lien, 7.500%, 02/14/19	5,190,528	5,386,262
Ntelos Inc., Term B Advance − First Lien, 5.750%, 11/09/19	1,979,887	1,984,836
Total Telecommunications		12,372,161
Transportation: Services – 3.1%
American Commercial Lines (Commercial Barge), Initial Term Loan − First Lien, 7.500%, 09/22/19(b)	2,969,925	2,992,199
Sirva Worldwide, Inc., Term Loan − First Lien, 7.500%, 03/27/19(b)	1,481,250	1,514,578
Total Transportation: Services		4,506,777

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   9

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (concluded)	June 30, 2014
Investments	Principal	Value
Wholesale – 3.9%
Envision Acquisition Company, LLC, Initial Term Loan − First Lien, 5.750%, 11/04/20(b)	$496,250	$501,833
Envision Acquisition Company, LLC, Initial Term Loan − Second Lien, 9.750%, 11/04/21	1,000,000	1,015,000
FPC Holdings, Inc. (Fleetpride), Initial Term Loan − First Lien, 5.250%, 11/19/19(b)	1,190,922	1,187,945
P2 Lower Acquisition, Inc. (Progressive Solutions), Initial Term Loan − First Lien, 5.500%, 10/22/20	900,266	904,205
P2 Lower Acquisition, Inc. (Progressive Solutions), Initial Term Loan − Second Lien, 9.500%, 10/22/21(b)(c)	1,000,000	1,005,000
P2 Upstream Acquisition Co., Term Loan − Second Lien, 9.000%, 04/30/21	1,000,000	1,019,580
Total Wholesale		5,633,563
Total Senior Loans (Cost $182,233,647)		184,221,960
CORPORATE BONDS – 0.3% (0.3% of Total Investments)
Beverage, Food & Tobacco – 0.3%
Innovation Ventures (5 Hour Energy), 9.500%, 08/15/19‡ (Cost $463,769)	500,000	495,625
MONEY MARKET FUND – 5.9% (4.4% of Total Investments)
	Shares
Morgan Stanley Institutional Liquidity Treasury Portfolio − Institutional Share Class, 0.03%(d) (Cost $8,522,405)	8,522,405	8,522,405
Total Investments in Securities − 133.0% (Cost $191,219,821)		193,239,990
Line of Credit Payable (Cost $36,000,000) – (24.8)%		(36,000,000)
Liabilities in Excess of Other Assets – (8.2%)		(12,009,304)
Net Assets – 100.0%		$145,230,686

‡
  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total market value of Rule 144A securities amounts to $495,625 which represents approximately 0.3% of net assets as of June 30, 2014. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)
  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread. The most popular benchmark lending rate is the London Interbank Offered Rate (“LIBOR”). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities. The rate shown represents the contractual rate (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)
  Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(c)
  All or a portion of this position has not settled. The full contract rates reflected do not take effect until settlement date.
(d)
  Rate shown reflects the 7-day yield as of June 30, 2014.
See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

SUMMARY OF SCHEDULE OF INVESTMENTS (unaudited)	% of Net Assets
Aerospace & Defense	2.4%
Automotive	2.4
Banking, Finance, Insurance & Real Estate	3.0
Beverage, Food & Tobacco	2.2
Business & Consumer Services	21.7
Capital Goods	0.7
Chemicals, Plastics & Rubber	1.0
Construction & Engineering	2.0
Consumer Products: Durables	4.4
Consumer Products: Non Durables	5.2
Energy, Oil & Gas	2.7
Healthcare & Pharmaceuticals	4.2
Hotel, Gaming & Leisure	4.3
Manufacturing	4.5
Media: Advertising, Printing & Publishing	9.0
Media: Broadcasting & Subscription	5.9
Media: Diversified and Services	8.8
Metals & Mining	0.4
Restaurants	3.4
Retail	5.0
Sovereign & Public Finance	0.9
Technology: Hardware	2.9
Technology: Semiconductor	0.4
Technology: Services	7.1
Technology: Software	7.1
Telecommunications	8.5
Transportation: Services	3.1
Wholesale	3.9
Money Market Fund	5.9
Total Investments	133.0
Line of Credit Payable	(24.8)
Liabilities in Excess of Other Assets	(8.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   11

THL Credit Senior Loan Fund Statement of Assets and Liabilities	June 30, 2014 (unaudited)
ASSETS
Investments, at value (cost $191,219,821)	$193,239,990
Cash	650,211
Receivable for investments sold	1,382,267
Interest receivable	680,490
Prepaid expenses	37,011
Total Assets	195,989,969
LIABILITIES
Borrowings (Note 4)	36,000,000
Payable for investments purchased	14,358,292
Advisory fee payable (Note 5)	159,117
Investor support services fee payable (Note 5)	7,577
Accrued interest on borrowings	34,477
Other accrued expenses	199,820
Total Liabilities	50,759,283
Net Assets	$145,230,686
COMPOSITION OF NET ASSETS
Paid-in-capital	$141,400,891
Undistributed net investment income	372,444
Accumulated net realized gain on investments	1,437,182
Net unrealized appreciation on investments	2,020,169
Net Assets	$145,230,686
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,714
Net Asset Value Per Share	$19.58

See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund Statement of Operations	For the Six Months Ended June 30, 2014 (unaudited)
INVESTMENT INCOME:
Interest	$6,696,404
Dividends	849
Total Investment Income	6,697,253
EXPENSES:
Advisory fees	967,974
Interest expense & fees on borrowings	249,819
Professional fees	123,973
Administration fees	55,644
Insurance expense	53,426
Trustees’ fees and expenses	50,956
Investor support services fees	46,094
Compliance fees	24,785
Printing and mailing expense	17,257
Custodian fees	15,855
NYSE listing fee	12,403
Transfer agent fees	7,526
Other expenses	48,548
Total Expenses	1,674,260
Net Investment Income	5,022,993
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,046,801
Net change in unrealized appreciation of investments	411,744
Net realized and unrealized gain on investments	1,458,545
Net Increase in Net Assets on investments	$6,481,538

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   13

THL Credit Senior Loan Fund Statement of Changes in Net Assets	For the Six Months Ended June 30, 2014 (unaudited)	For the Period September 20, 2013 to December 31, 2013
OPERATIONS:
Net investment income	$5,022,993	$2,409,756
Net realized gain on investments	1,046,801	392,692
Net change in unrealized appreciation on investments	411,744	1,608,425
Net increase in net assets from operations	6,481,538	4,410,873
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,296,962)	(1,765,654)
CAPITAL STOCK TRANSACTION:
Proceeds from sale of Common Shares (net of offering costs of $296,539)	—	141,400,891
Net Increase in Net Assets	1,184,576	144,046,110
Net Assets:
Beginning of Period	$144,046,110	—
End of Period	$145,230,686	$144,046,110
Undistributed Net Investment Income	$372,444	$646,527

See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund
Statement of Cash Flows
  For the Period January 1, 2014 to June 30, 2014

Cash Flows From Operating Activities:
Net increase in net assets from operations	$6,481,538
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(114,662,432)
Proceeds from sales of long-term investments	119,878,081
Net increase in short-term investments	(3,703,852)
Net change in unrealized appreciation on investments	(411,744)
Net accretion/amortization of premium or discount	(166,947)
Net decrease in realized gains from principal paydowns	6,409
Net realized gain on investments	(1,046,801)
Decrease in receivable for investments sold	2,100,814
Decrease in interest receivable	378,997
Decrease in prepaid expenses	40,529
Increase in payable for investments purchased	6,121,366
Decrease in advisory fee payable	(8,451)
Decrease in investor support services fee payable	(402)
Increase in accrued interest on borrowing	13,207
Increase in other accrued expenses	60,534
Net cash provided for operating activities	15,080,846
Cash Flows from Financing Activities:
Net repayments of borrowings	(10,000,000)
Cash distributions paid	(5,296,962)
Net cash used by financing activities	(15,296,962)
Net decrease in cash	(216,116)
Cash, beginning of period	866,327
Cash, end of period	$650,211
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$236,476

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   15

THL Credit Senior Loan Fund Financial Highlights	For the Six Months Ended June 30, 2014 (unaudited)	For the Period September 20, 2013 to December 31, 2013
Common Shares
Per Share Operating Performance
Net asset value, beginning of period	$19.42	$19.06
Operations:
Net investment income(1)	0.68	0.33
Net realized and unrealized gain on investments(2)	0.19	0.27
Total income from operations	0.87	0.60
Distributions to shareholders from:
Net investment income	(0.71)	(0.24)
Net assets value per share, end of period	$19.58	$19.42
Market price per share, end of period	$18.28	$18.36
Total investment return:(3)
Net asset value(4)	4.57%	3.15%
Market value	3.50%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of period (000s)	$145,231	$144,046
Ratio of expenses, including interest on borrowings, to average net assets(5)	2.33%	2.46%
Ratio of expenses, excluding interest on borrowings, to average net assets(5)	1.98%	2.18%
Ratio of net investment income, including interest on borrowings, to average net assets(5)	6.99%	6.14%
Ratio of net investment income, excluding interest on borrowings, to average net assets(5)	7.34%	6.41%
Portfolio turnover rate	61%	20%
Borrowings:
Aggregate principal amount, end of period (000s)	$36,000	$46,000
Average borrowings outstanding during the period (since the first borrowing was made on October 15, 2013) (000s)	$40,978	$40,308
Asset coverage, end of period per $1,000 of debt(6)	$5,034	$4,131

1.
  Based on average daily shares outstanding.
2.
  Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.
3.
  Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.
See accompanying Notes to Financial Statements
16   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

4.
  Reflects adjustments in accordance with accounting principals generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns reported on June 30, 2014 and December 31, 2013.
5.
  Annualized.
6.
  Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   17

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited)
 June 30, 2014

1. ORGANIZATION
THL Credit Senior Loan Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser (the “Adviser”). FWCA has engaged THL Credit Advisors LLC (the “Sub-adviser” or “THL Credit”) to serve as the sub-adviser to the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
These financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from these estimates.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Sub-adviser shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
Fixed income securities shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
18   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)
 June 30, 2014

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   19

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)
 June 30, 2014

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2014:

Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$2,542,673	$1,015,000	$3,557,673
Automotive	—	3,479,678	—	3,479,678
Banking, Finance, Insurance & Real Estate	—	2,498,639	1,860,376	4,359,015
Beverage, Food & Tobacco	—	246,140	2,475,045	2,721,185
Business & Consumer Services	—	17,479,555	14,103,347	31,582,902
Capital Goods	—	995,622	—	995,622
Chemicals, Plastics & Rubber	—	—	1,511,213	1,511,213
Construction & Engineering	—	—	2,953,097	2,953,097
Consumer Products: Durables	—	3,502,938	2,955,810	6,458,748
Consumer Products: Non Durables	—	1,976,732	5,575,520	7,552,252
Energy, Oil & Gas	—	2,970,065	974,531	3,944,596
Healthcare & Pharmaceuticals	—	1,517,845	4,513,267	6,031,112
Hotel, Gaming & Leisure	—	4,380,189	1,921,693	6,301,882
Manufacturing	—	5,483,017	1,025,000	6,508,017
Media: Advertising, Printing & Publishing	—	11,020,527	1,999,800	13,020,327
Media: Broadcasting & Subscription	—	8,593,933	—	8,593,933
Media: Diversified and Services	—	10,001,835	2,783,075	12,784,910
Metals & Mining	—	500,923	—	500,923
Restaurants	—	4,991,256	—	4,991,256
Retail	—	6,218,352	1,009,969	7,228,321
Sovereign & Public Finance	—	—	1,328,690	1,328,690
Technology: Hardware	—	4,165,314	—	4,165,314
Technology: Semiconductor	—	—	643,078	643,078
Technology: Services	—	9,348,387	913,250	10,261,637
Technology: Software	—	8,245,313	1,988,765	10,234,078
Telecommunications	—	12,372,161	—	12,372,161
Transportation: Services	—	—	4,506,777	4,506,777
Wholesale	—	2,938,785	2,694,778	5,633,563
Corporate Bonds*	—	495,625	—	495,625
Money Market Fund	—	8,522,405	—	8,522,405
Total Investments	$—	$134,487,909	$58,752,081	$193,239,990

*Please refer to Schedule of Investments for breakdown of valuations by industry.
20   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)
 June 30, 2014

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Senior Loans
Balance as of December 31, 2013	$60,807,408
Realized gain	(192)
Change in unrealized appreciation	433,682
Amortization (accretion)	156,676
Purchases	18,879,172
Sales and principal paydowns	(16,781,531)
Transfers in and/or out of Level 3	(4,743,134)
Balance as of June 30, 2014	$58,752,081

Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments held at June 30, 2014 was $433,682.
There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.
Information about Level 3 fair value measurements as of June 30, 2014:

	Fair Value	Valuation Technique	Unobservable Input	Input Values
Senior Loans	$58,752,081	Third-party vendor service	Vendor quotes	$94.50 - $102.50

Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. While no federal income tax provision is required, in early 2014 the Fund paid an excise tax liability of approximately $27,483 relating to the tax year 2013.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2014, the tax year ended December 31, 2013 remains subject to examination by the Fund’s major tax jurisdictions.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   21

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)
 June 30, 2014

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of net investment income to common shareholders. The Fund also intends to distribute to common shareholders annually all or substantially all of its net investment income after the payment of interest, if any, owed with respect to outstanding borrowings. The Fund intends to pay any capital gain distributions annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At June 30, 2014, 87.7% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments, and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At June 30, 2014, the Fund had invested $25,258,490 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement
22   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)
June 30, 2014

3. SENIOR LOANS (continued)

with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On October 2, 2013, the Fund entered into a $70.0 million credit agreement with The Bank of New York Mellon expiring on October 1, 2014 (the “Credit Facility”). In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.08% on the total Unused Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) the London Interbank Offered Rate (“LIBOR”) for one, two, three, six or twelve months, as selected by the Fund, plus 1.000% per annum or (b) the greater of (i) the Prime Rate and (ii) 0.50% plus the Federal Funds Effective Rate per annum and is payable monthly. At June 30, 2014, the Fund had borrowings outstanding of $36,000,000 at an average interest rate of 1.15%. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2014. For the six month period ended June 30, 2014, the average borrowings under the Credit Facility and the average interest rate were $40,977,901 and 1.17%, respectively. As of June 30, 2014, the Fund’s effective leverage represented 19.9% of the Fund’s Managed Assets.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
  the likelihood of greater volatility of net asset value and market price of common shares;
•
  fluctuations in the interest rate paid for the use of the credit facility;
•
  increased operating costs, which may reduce the Fund’s total return;
•
  the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and
•
  the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   23

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)
 June 30, 2014

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to Board approval), contracts with and compensates the Sub-adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee the Sub-adviser. In this connection, the Adviser oversees the Sub-adviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Sub-adviser’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of $15,000 per annum, plus $3,000 per in person meeting fee for serving as a trustee of the Fund.
6. PORTFOLIO TRANSACTIONS
For the six month period ended June 30, 2014, purchases and sales of investments, other than short-term securities, were $114,662,432 and $119,878,081 respectively.
7. CAPITAL
The following is a summary of share transactions for the six month period ended June 30, 2014:

Shares of common stock, beginning of period	7,814,714
Increase in shares of common stock outstanding from new share issuance ($0.001 par value)	—
Shares of common stock, end of period	7,814,714

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six month period ended June 30, 2014, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2014, the Advisor has reviewed all open tax years and
24   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)
June 30, 2014

8. INCOME TAX INFORMATION (continued)

concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2013 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor it’s tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2014.
As determined at December 31, 2013, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications decreased accumulated net realized gain on investments by $2,425 and increased accumulated net investment income by $2,425.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2013 was $1,765,654 of ordinary income.
At December 31, 2013, the Fund had no capital loss carryforwards which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
At December 31, 2013, the tax components of net assets was as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains	Net Unrealized Appreciation
$646,527	$390,267	$1,608,425

The cost basis of portfolio securities for federal income tax purposes is $191,219,821. Gross unrealized appreciation is $2,186,936; gross unrealized depreciation is $166,767 and net unrealized appreciation is $2,020,169. There is no difference between book and tax cost basis.
9. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 31, 2014, the Fund paid a regularly scheduled distribution in the amount of $0.119 per share to shareholders of record as of July 21, 2014.
The Fund declared a regularly scheduled distribution in the amount of $0.119 per share payable on August 29, 2014 to shareholders of record as of August 19, 2014.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   25

THL Credit Senior Loan Fund
Supplemental Information (unaudited)
 June 30, 2014

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
  Information you provide on applications or other forms (for example, your name, address, social security number and birth date)
•
  Information derived from your transactions with us (for example, transaction amount, account balance and account number)
•
  Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)
Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
26   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)
 June 30, 2014

Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
  The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.
2.
  If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   27

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)
June 30, 2014

Dividend Reinvestment Plan (continued)

Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3.
  The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
4.
  In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
5.
  There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.
6.
  The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
7.
  All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.
28   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

THL Credit Senior Loan Fund
Additional Information (unaudited)
 June 30, 2014

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-400-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending June 30 will be available, without charge, upon request by calling 1-855-400-3927 and on the Commission’s website.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014   29

Trustees
Steven A. Baffico
Joseph L. Morea*#
S. James Coppersmith*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Robert Cowles
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
McGladrey LLP
Legal Counsel
Dechert LLP

*
  Member of Audit Committee.
#
  Member of Nominating and Corporate Governance Committee.
This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/tslf.
Information on the Fund is available at www.fwcapitaladvisors.com/tslf or by calling the Fund’s investor servicing agent at 855-400-3927.
30   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2014

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)
  Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)
  Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)
  Not applicable.
(b)
  There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)
  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)
  Not applicable.
(a)(2)
  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)
  Not applicable.
(b)
  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President (principal executive officer)

Date	Sept. 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President (principal executive officer)

Date	Sept. 2, 2014

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer (principal financial officer)

Date	9/2/14

* Print the name and title of each signing officer under his or her signature.